Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent events [Abstract]
Subsequent events
29.	Subsequent events

In the preparation of the consolidated financial statements, the Group has evaluated the events and transactions for their recognition or disclosure subsequent to December 31, 2022 and until May 15, 2023 (date of issuance of the consolidated financial statements), and except as noted below, has not identified subsequent significant events:

On March 8, 2023, the Ordinary General Shareholders’ Meeting approved a dividend payment of Ps.100,000, of which the amount of Ps.99,806 was paid on March 21, 2023. Part of this amount (Ps.52,518) was paid to Campalier based on its shareholding. The dividend per share was Ps.2.68.

On March 31, 2023, the Group made an advance payment of Ps.1,000,000 to the syndicated loan with “Banamex, HSBC, BBVA, Bajío, BanCoppel and Scotiabank”, therefore, as of this date, the outstanding principal balance is Ps.3,498,695.